SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Small Cap Value Fund
Wells Fargo Small Company Value Fund
(each a “Fund”, and together the “Funds”)

I. Wells Fargo Small Cap Value Fund

Merger

At a meeting held on May 21-22, 2019, the Board of Trustees of Wells Fargo Funds Trust (the “Trust”) unanimously approved the merger of the Fund listed in the table below (the “Target Fund”) into another Fund of the Trust (the “Acquiring Fund”), which is also listed below (the “Merger”). The Merger was proposed by Wells Fargo Funds Management, LLC, investment manager to the Funds.

Target Fund	Acquiring Fund
Wells Fargo Small Cap Value Fund	Wells Fargo Small Company Value Fund

The Merger is contingent on a number of conditions. The Merger is also intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Merger.

The Merger, if all conditions to closing are satisfied, is expected to occur in September 2019. Prior to the Merger, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses.

No shareholder action is necessary. Additional information, including a description of the Merger and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/information statement that is expected to be mailed to shareholders in June 2019.

II. Wells Fargo Small Company Value Fund

Contractual Expense Cap Change

Upon the completion of the Merger as described above, footnote one to the Annual Fund Operating Expense table in the section entitled “Fund Summary - Fees and Expenses” is updated to reflect the extension of the current cap to September 30, 2021.

May 23, 2019	SC6A059/P207SP